Exhibit 10.1
FIRST AMENDMENT TO SALE AND SERVICING AGREEMENT
SANTANDER DRIVE AUTO RECEIVABLES TRUST 2007-1
     This FIRST AMENDMENT TO SALE AND SERVICING AGREEMENT (this “Amendment”), dated as of August 30, 2007, is entered into among SANTANDER DRIVE AUTO RECEIVABLES TRUST 2007-1, as issuer (the “Issuer”), SANTANDER DRIVE AUTO RECEIVABLES LLC, as seller (the “Seller”), SANTANDER CONSUMER USA INC., as servicer (the “Servicer”), WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as indenture trustee (in such capacity, the “Indenture Trustee”) and backup servicer (in such capacity, the “Backup Servicer”), and amends the Sale and Servicing Agreement, dated as of April 4, 2007 (the “Sale and Servicing Agreement”), among the Issuer, the Seller, the Servicer, the Indenture Trustee and the Backup Servicer.
     Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Sale and Servicing Agreement.
PRELIMINARY STATEMENTS
     WHEREAS, each of the parties hereto is party to the Sale and Servicing Agreement;
     WHEREAS, Section 10.1 of the Sale and Servicing Agreement provides that the Sale and Servicing Agreement may be amended by the Seller, the Servicer, the Backup Servicer and the Indenture Trustee, without the consent of any of the Noteholders, the Swap Counterparty or any of the Residual Interestholders, but with the prior written consent of the Insurer (so long as the Insurer is the Controlling Party), to add any provisions with respect to matters or questions arising under the Sale and Servicing Agreement that shall not be inconsistent therewith; and
     WHEREAS, each of the parties hereto desires to amend the Sale and Servicing Agreement to provide for, among other things as set forth herein, the replacement of Wachovia Bank, National Association as Reserve Account Letter of Credit Bank.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and in the Sale and Servicing Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby expressly acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
     Section 1. Amendment.
     (a) Appendix A of the Sale and Servicing Agreement is hereby amended by deleting the definition of Reserve Account Letter of Credit Bank and replacing it in its entirety with the following, in its correct alphabetical placement:

“Reserve Account Letter of Credit Bank” means Banco Santander, S.A., acting through its New York Branch, or an entity acceptable to the Controlling Party that issues a Reserve Account Letter of Credit.

     Section 2. Representations and Warranties.
     (a) Each party by executing this Amendment hereby represents and warrants that (i) the individual executing this Amendment on behalf of such Person is duly authorized to do so, (ii) such Person has full right and authority to enter into this Amendment and to consummate the transactions described in this Amendment, and (iii) this Amendment constitutes the valid and legally binding obligation of such Person, enforceable against such Person in accordance with its terms.
     (b) The Seller hereby certifies that (i) the representations and warranties made by it in Section 5.1 of the Sale and Servicing Agreement are true and correct as of the date hereof, as though made on and as of the date hereof, (ii) as of the date hereof, there is no (A) Servicer Termination Event, (B) event which, with the passage of time of the giving of notice, could result in a Servicer Termination Event, (C) Event of Default, (D) Default, (E) Trigger Event or (F) Reserve Event and (iii) all requirements set forth in the Sale and Servicing Agreement have been satisfied with respect to this Amendment.
     (c) The Master Servicer hereby certifies that (i) the representations and warranties made by it in Section 6.1 of the Sale and Servicing Agreement are true and correct as of the date hereof, as though made on and as of the date hereof and (ii) as of the date hereof, there is no (A) Servicer Termination Event, (B) event which, with the passage of time of the giving of notice, could result in a Servicer Termination Event, (C) Event of Default or (D) Default.
     Section 3. Conditions to Effectiveness. This Amendment shall become effective immediately upon the satisfaction of each of the following conditions:
     (a) receipt by each of the Issuer, the Seller, the Servicer, the Indenture Trustee and the Backup Servicer of an executed counterpart of this Amendment from each other foregoing party;
     (b) receipt by each of the Issuer, the Seller, the Servicer, the Indenture Trustee and the Backup Servicer of a fully executed letter of credit reimbursement agreement, dated as of the date hereof (the “Reimbursement Agreement”), among the Issuer, the Seller, the Servicer, the Indenture Trustee and Banco Santander, S.A., acting through its New York Branch, as letter of credit issuer;
     (c) receipt by each of the Issuer, the Seller, the Servicer, the Indenture Trustee and the Backup Servicer of an executed consent to the transactions contemplated by this Amendment and the Reimbursement Agreement, from the Insurer;
     (d) receipt by each of the Issuer, the Seller, the Servicer, the Indenture Trustee and the Backup Servicer of notice sent prior to the date hereof from the Issuer to each Rating Agency, with respect to the transactions contemplated by this Amendment, the Supplemental Indenture and the Reimbursement Agreement;
     (e) receipt by each of the Issuer, the Seller, the Servicer, the Indenture Trustee, the Owner Trustee and the Backup Servicer of an opinion of Cowles & Thompson, P.C., stating that the contemplated amendments herein (i) do not adversely affect, in any material respect, the interests of any Noteholders, the Swap Counterparty or Residual Interestholders, (ii) are authorized and permitted pursuant to the terms of the respective Transaction Documents being so amended and (iii) no further action is required with respect to executing financing statements to

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preserve and protect the interest of the Indenture Trustee in the Contracts; and
     (f) receipt of such other documents, certificates and opinions as the Issuer, the Seller, the Servicer, the Indenture Trustee and the Backup Servicer may reasonably request.
     Section 4. Agreement to Remain in Full Force and Effect; References.
     (a) The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Sale and Servicing Agreement and, except as expressly modified and superseded by this Amendment, the Sale and Servicing Agreement is ratified and confirmed in all respects and shall continue in full force and effect. The security interests and assignments granted under the Sale and Servicing Agreement shall in no manner be waived, impaired or otherwise adversely affected hereby, and are hereby ratified and confirmed.
     (b) All references in the Sale and Servicing Agreement to “herein,” or words of like import, and all references to the Sale and Servicing Agreement in any agreement or document, including the Transaction Documents, shall hereafter be deemed to refer to the Sale and Servicing Agreement as amended hereby.
     Section 5. Miscellaneous.
     (a) Severability of Provisions. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
     (b) Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.
     (c) GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES UNDER THIS AMENDMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
     (d) Binding Agreement. This Amendment shall be binding upon and inure to the benefit of the parties hereto, the Insurer and the Noteholders and their respective successors and assigns.
     (e) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.
     (f) Waiver of Notice. Each of the parties hereto hereby waives any notice in connection with the execution and delivery of this Amendment.
     (g) Further Assurances. Each party hereto agrees to do such further acts and things and to execute and deliver such additional assignments, agreements, powers and instruments as are reasonably required to carry into effect the purposes of this Amendment.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

SANTANDER DRIVE AUTO RECEIVABLES TRUST 2007-1, as Issuer

By:	U.S. BANK TRUST NATIONAL ASSOCIATION, not in its individual capacity, but solely as Owner Trustee on behalf of the Issuer

By:	/s/ Mildred F. Smith

Name: Mildred F. Smith Title: Vice President

SANTANDER DRIVE AUTO RECEIVABLES LLC, as Seller

By:	/s/ Jim W. Moore

Name: Jim W. Moore Title: Vice President

SANTANDER CONSUMER USA INC., as Servicer

By:	/s/ Jim W. Moore

Name: Jim W. Moore Title: Vice President
First Amendment to
Sale and Servicing Agreement (2007-1)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and as Backup Servicer

By:	/s/ Edna Barber

Name: Edna Barber Title: Assistant Vice President
First Amendment to
Sale and Servicing Agreement (2007-1)